UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

ARC GROUP WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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ARC GROUP WORLDWIDE, INC.

810 Flightline Blvd.

Deland, FL 32724

(386) 736-4890

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held January 16, 2015

11:00 AM Eastern Standard Time

To the Shareholders of ARC Group Worldwide, Inc.:

The Annual Meeting of the shareholders of ARC Group Worldwide, Inc. (referred to herein as “ARC” and the “Company”) will be held on January 16, 2015 at 11:00 AM (Eastern Standard Time) (the “Annual Meeting”) at the offices of Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 for the following purposes:

1.                                      To elect a Board of Directors consisting of five directors;

2.                                      To approve the Company’s proposed ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan; and

3.                                      To ratify the selection of Grant Thornton LLP to serve as the Company’s certified independent accountants for the year ending June 30, 2015.

YOUR VOTE IS VERY IMPORTANT.

Only the shareholders of record as shown on the transfer books at the close of business on November 26, 2014 are entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). We anticipate that such notice will be mailed to shareholders on or about December 4, 2014.

After careful consideration, the ARC Board of Directors has unanimously determined that the proposed actions described above are advisable and in the best interests of, ARC shareholders and unanimously recommends that you vote:

•                  “FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•                  “FOR” THE APPROVAL OF THE COMPANY’S PROPOSED ARC GROUP WORLDWIDE, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN; AND

•                  “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS THE COMPANY’S CERTIFIED INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2015.

Under Rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have chosen to provide our shareholders with proxy materials on the Internet, rather than sending printed copies of such materials through the mail. In connection with this decision, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. This notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares. The notice also contains information concerning how to request our proxy materials in printed form or by e-mail, at no charge. We anticipate that the notice will be mailed to shareholders on or about December 4, 2014. If you hold shares of our Common Stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 16, 2015:

Our notice of annual meeting, proxy statement, annual report and instructions for the voting of shares are available on the Internet at www.edocumentview.com/ARCW.

Additional copies of our proxy materials may also be requested in printed form or by e-mail, at no charge, by calling (386) 736-4890 or requested via e-mail at InvestorRelations@arcgroupworldwide.com.

You may contact us by calling or writing our principle office to obtain directions to be able to attend the meeting and vote in person: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724; Telephone: (386) 736-4890.

All shareholders, regardless of whether they expect to attend the Annual Meeting in person, are requested to complete and return the proxy. The person executing the proxy may revoke it by filing with the Chief Executive Officer of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by choosing to vote in person at the Annual Meeting.

ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors:

Jason T. Young
President and Chief Executive Officer
November 10, 2014

ARC GROUP WORLDWIDE, INC.

PROXY STATEMENT

ii

Compensation Committee Interlocks and Insider Participation	22
2007 Stock Incentive Plan	22
Employment Contracts and Termination of Employment and Change-In-Control Arrangements	23
Certain Transactions with Management and Principal Shareholders	23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25
PROPOSAL NO. 2: APPROVAL OF THE PROPOSED 2015 EMPLOYEE STOCK PURCHASE PLAN	26
Summary of the ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan	26
Description of the ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan	26
New Plan Benefits	28
Summary of U.S. Federal Income Tax Consequences of the Plan	28
Required Shareholder Vote	29
Recommendation of the Board of Directors Regarding the Plan	29
PROPOSAL NO. 3: RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS OUR CERTIFIED INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2015	30
Independent Registered Public Accounting Firm	30
Audit Fees of Hein & Associates LLP	31
Audit Fees of Grant Thornton LLP	31
All Other Fees	31
Required Shareholder Vote	31
Recommendation of the Board of Directors for Ratification of Accounting Firm Appointment	32
SHAREHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS	33
ABSENCE OF APPRAISAL RIGHTS	33
AVAILABILITY OF REPORTS ON FORM 10-K	33
PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	33
WHERE YOU CAN FIND MORE INFORMATION	33
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	34

iii

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the matters to be addressed at the Annual Meeting. These questions and answers may not address all questions that may be important to you as an ARC shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement, which you should read carefully. See “Where You Can Find More Information” on page 33.

Except as otherwise noted:

•                  References in this proxy statement to “ARC,” the “Company,” “we,” “us,” and “our” refer to the business of ARC Group Worldwide, Inc. and its subsidiaries.

Q:           Why am I receiving these materials?

A:                                   We are providing you with this proxy statement in connection with an Annual Meeting of our shareholders, which will take place on January 16, 2015, starting at 11:00 AM Eastern Standard Time, at the offices of Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105. As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:                                  What am I being asked to vote on?

A:                                   You are being asked by the Board of Directors of ARC to consider and vote on the following matters:

•                        The election of the five nominees as directors whose names are set forth on the proxy card to hold office until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified, referred to in this proxy statement as Proposal No. 1;

•                        The approval of the Company’s proposed ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan, referred to in this proxy statement as Proposal No. 2; and

•                        The ratification of the selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2015, referred to in this proxy statement as Proposal No. 3.

Q:           What quorum and vote is required in connection with each of the proposals?

A:                                   A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of five directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve each of Proposals Nos. 2 and 3.

Q:                                  Why is ARC seeking shareholder approval of the proposed ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan as described in Proposal No. 2?

A:                                   We are asking our shareholders to approve the proposed ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan (the “ESPP”). The Board believes the ESPP will advance the interests of the Company and its shareholders by providing its employees with an opportunity through payroll deductions to purchase shares of Common Stock and will be helpful in attracting, retaining and rewarding valued employees. We believe that we can attract and encourage the continued employment and service of, and maximum efforts by employees, consultants and directors by offering those persons an opportunity to acquire a direct proprietary interest in our operations and future success. The proposed ESPP is attached as Appendix A.

Q:           What happens if I do not vote?

A:                                   The presence in person or by proxy of a majority of the outstanding shares of our Common Stock entitled to vote is required for us to ascertain a quorum and convene our Annual Meeting. If you do not vote, we may not be able to obtain a quorum to properly conduct the Annual Meeting. If you do not wish to vote, we request that you return your proxy indicating that you consent to being present for purposes of obtaining the quorum. In this manner, we will be able to conduct the Annual Meeting even if you do not vote your shares on any of the proposals submitted to the vote of the shareholders.

Q:                                  What happens if I abstain?

A:                                   If you vote “ABSTAIN” by proxy or if you otherwise vote “ABSTAIN” at the Annual Meeting, your shares will be counted only for purposes of determining the presence of a quorum. Broker non-votes will not be considered to be abstentions unless explicitly marked “abstain” and will otherwise only be present at the Annual Meeting for purposes of ascertaining a quorum.

Section 8 of Article II of the Company Bylaws provides that if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Election of directors is determined by plurality voting and therefore abstentions will not have an effect on the outcome of the election of directors. Abstentions will not have an effect on the outcome of voting on any matters submitted to the vote of the shareholders.

Q:           What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:                                   Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and the notice is being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. After carefully reading and considering the information contained in this proxy statement, if you are the shareholder of record, please submit your proxy in accordance with the instructions set forth in the proxy card so that your shares may be voted at the Annual Meeting.

Beneficial Ownership—If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card with this proxy statement for you to use in directing such institution regarding how to vote the shares you beneficially own.

See “How to Vote Your Shares” beginning on Page 6.

Q:           If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:                                   If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms have authority to vote a client’s unvoted shares on some “routine” matters but cannot vote a client’s unvoted shares on “non-routine” matters.  If you do not give voting instructions to your broker on a “non-routine” matter, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter when a broker returns an executed proxy but indicates that it does not have discretionary authority to vote on that matter and has not received instructions from the beneficial owner. Broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on these proposals.

You should instruct your broker to vote your shares. If you do not instruct your broker, your broker may not have the authority to vote your shares for any of the proposals at the Annual Meeting.

Please check with your broker and follow the voting procedures your broker provides.

Q:           How can I vote my shares in person at the Annual Meeting?

A:                                   Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring your proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

Q:                                  How can I vote my shares without attending the Annual Meeting?

A:                                   If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible.  You may vote electronically on the internet, by mail by using the proxy card, or by using the toll-free telephone number listed on the proxy card.  Please see “How to Vote Your Shares” on Page 6.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee. A voting instruction card will be provided by your broker, bank or other nominee.

Q:                                  May I change my vote after I have submitted a proxy electronically, by telephone or mailed my signed proxy card?

A:                                   Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways. If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares. You must submit your notice of revocation or your new proxy card to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or mail if you have previously voted in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Q:           Who can attend the Annual Meeting of the Shareholders in person?

A:                                   You may attend the Annual Meeting only if you are a shareholder of our Company who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must RSVP to InvestorRelations@arcgroupworldwide.com. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of November 26, 2014 in order to be admitted to the meeting.

Q:           If I want to attend the Annual Meeting, what do I do?

A:                                   If you wish to attend the Annual Meeting, you should come to the place of our Annual Meeting, located at Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 at 11:00 AM Eastern Standard Time, on January 16, 2015. Shareholders of record as of the record date for the Annual Meeting can vote in person at the Annual Meeting. If your shares are held in “street name,” then you must ask your broker, bank or other nominee holder how you can vote at the Annual Meeting.

Q:                                  Do I have dissenters’ or appraisal rights as a holder of ARC’s Common Stock?

A:                                   No. Dissenters’ rights, also referred to as appraisal rights, will not be available to holders of ARC Common Stock under the Utah Revised Business Corporation Act.

Q:                                  Who is paying for this proxy solicitation?

A:                                   The total expense of this solicitation will be borne by ARC. Solicitation of proxies may be made personally or by mail, internet, e-mail or facsimile by officers and other management employees of ARC, who will receive no additional compensation for their services.

Q:                                  Who can help answer my additional questions about the Annual Meeting?

A:                                   If you have questions about the Annual Meeting and the matters to be voted upon, please contact:

ARC Group Worldwide, Inc.

810 Flightline Blvd.

Deland, FL 32724

Attention: Chief Executive Officer

Telephone: (386) 736-4890

PROXY STATEMENT

ARC GROUP WORLDWIDE, INC.

PROXY STATEMENT SUMMARY

This summary highlights selected information also contained elsewhere in this proxy statement (this “Proxy Statement”) related to the matters you are being asked to vote upon and may not contain all of the information important to you. You should read this entire document and the other documents to which this proxy statement refers you to fully understand the matters you are being asked to vote upon.  Each item in this summary refers to the page where that subject is hereinafter discussed in more detail.

ANNUAL MEETING OF SHAREHOLDERS

Date, Time, Place and Purpose

The Annual Meeting of ARC’s shareholders will be held on January 16, 2015 at 11:00 AM, Eastern Standard Time (the “Annual Meeting”) at the offices of Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 for the following purposes:

1.                                      To elect a Board of Directors consisting of five directors;

2.                                      To approve the Company’s proposed ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan; and

3.                                      To ratify the selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2015.

Solicitation of Proxies

This Proxy Statement is provided in connection with the solicitation of proxies by ARC’s Board of Directors, to be voted at the Annual Meeting or at any adjournment or postponement of the meeting. We anticipate that notice of the Annual Meeting will be first mailed, given or otherwise provided to shareholders on or about December 4, 2014.

Under Rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have chosen to provide our shareholders with proxy materials on the Internet, rather than sending printed copies of such materials through the mail. In connection with this decision, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. This notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares. The notice also contains information concerning how to request our proxy materials in printed form or by e-mail, at no charge. If you hold shares of our Common Stock in street name through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter where a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. In particular, please note that brokers may not vote your shares on certain matters in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Chief Executive Officer, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned. Shareholders do not have dissenters’ rights of appraisal for any action proposed to be taken at the Annual Meeting. The solicitation of proxies by the Company is to be made by mail, telephone and oral communications with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

Record Date, Shares Outstanding and Entitled to Vote

The close of business on November 26, 2014 has been fixed as the record date for the determination of holders of record of the Company’s Common Stock, $.0005 par value per share (the “Common Stock”), entitled to notice and to vote at the Annual Meeting. On the record date, 15,080,121 shares of Common Stock will be outstanding and eligible to vote at the Annual Meeting. Each share, unless otherwise set forth herein, is entitled to one vote. A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

How to Vote Your Shares

We will send a Notice of Internet Availability of Proxy Materials to all shareholders of record as of the record date for the Annual Meeting. That Notice will give you the opportunity to request a set of printed proxy materials, and you will be sent proxy materials if you request them. That set of printed proxy materials will also include a proxy card.

You are encouraged to review our Proxy Statement and Annual Report before you cast your vote.

You will be entitled to vote:

•                  electronically on the internet;

•                  by mail by using the proxy card and postage-paid return envelope if you request printed materials; or

•                  by using the toll-free telephone number listed on the Notice card.

You may vote electronically by using a website that provides links to our Proxy Statement and Annual Report. You may access your records on this website by using a control number printed on the Notice of Internet Availability. If you vote on the internet, you do not need to return your proxy card.

If you vote by mail, simply mark, sign and date each proxy card that you receive, and return them in the postage-paid envelopes that you will receive.

If you vote by telephone, easy-to-follow telephone voice prompts should enable you to vote your shares and confirm that your voting instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using the individual control numbers provided on each proxy card. Accordingly, please have your proxy card available when you call.  If you vote by telephone, you do not need to return your proxy card.  Proxies submitted by telephone must be received no later than 1:00 AM, Eastern Standard Time, on Friday, January 16, 2015, the day of the Annual Meeting.  This cut-off time is necessary to enable us to complete a final vote tabulation.

Internet voting on our dedicated site is available 24 hours a day, seven days a week, except that no internet votes will be accepted after 1:00 AM, Eastern Standard Time, on Friday, January 16, 2015, the day of the Annual Meeting.  This cut-off time is necessary to enable us to complete a final vote tabulation.

You can also come to the place of our Annual Meeting, located at Quadrant Management Inc., 1345 Avenue of the Americas, 27th Floor, New York, NY 10105 at 11:00 AM, Eastern Standard Time, on January 16, 2015. If you choose to do so, please bring your proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee. A voting instruction card will be provided by your broker, bank or other nominee. For shares held in “street name,” you may be eligible to vote via the Internet if your broker, bank or other nominee participates in the proxy voting program provided by Broadridge. Instructions for voting via the Internet, if available, will be provided by your broker, bank or other nominee.

Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the originally scheduled Annual Meeting.  Please note, in the absence of your specific instructions as to how to vote, brokers may not vote your shares on the election of directors or on any other proposals other than the ratification of selection of Grant Thornton LLP to serve as our certified independent accountants for the year ending June 30, 2015. We encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the five director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors. A plurality of the votes present in person or represented by proxy at the Annual Meeting is required for election of the Directors. The determinations of the shareholders with respect to all other Proposals will be determined by a majority of those present and voting in person or by proxy.

How to Change Your Vote

You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways. If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares. You must submit your notice of revocation or your new proxy card to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or via the Internet, if you have previously voted by fax or via the Internet in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Annual Meeting as specified in such proxies. If you provide specific voting instructions, your shares of Common Stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy via the Internet without giving specific voting instructions, your shares will be voted as follows:

•                  “FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•                  “FOR” THE APPROVAL OF THE COMPANY’S PROPOSED EMPLOYEE STOCK PURCHASE PLAN;  AND

•                  “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2015.

Proxies solicited may be voted only at the Annual Meeting and any adjournment or postponement of the Annual Meeting and will not be used for any other meeting.

Quorum and Required Votes

A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the record date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of five directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve each of Proposals Nos. 2 and 3.

Abstentions will not be counted for purposes of determining the outcome of any Proposals. Broker non-votes will be counted only for purposes of quorum and will not be counted for purposes of determining the outcome of any proposals submitted to the vote of the shareholders.

Abstentions and Broker “Non-Votes”

Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the originally scheduled Annual Meeting.  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the five director candidates having the highest number of votes cast in favor of their election (constituting a plurality) will be elected to the Board of Directors. Only votes “FOR” or “AGAINST” the nominees for election as directors in respect of Proposal No. 1 will affect the outcome. Abstentions or withheld votes shall not affect the outcome of the election of directors.

Recommendation of Our Board of Directors for voting of the shareholders at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•                  “FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD;

•                  “FOR” THE APPROVAL OF THE COMPANY’S PROPOSED EMPLOYEE STOCK PURCHASE PLAN;  AND

•                  “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2015.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

The terms of the current directors expire upon the election and qualification of the directors to be elected at the Annual Meeting. The Board has nominated five persons for election at the Annual Meeting to serve until the Annual Meeting of shareholders following the fiscal year ending June 30, 2015 or until their successors are duly elected and qualified.

The directors shall be elected by the vote of a plurality of the votes cast (which means that the nominees who receive the most affirmative votes will be elected to serve as directors). Cumulative voting is not permitted in the election of directors. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him or her as there are directors to be elected and for whose election he or she has the right to vote. As a result, a shareholder may vote all of his or her shares for each nominee, but may not cumulate the votes to vote more than the total number of shares owned for any one nominee. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as the Board’s nominees for directors. Each of the nominees currently is a director of the Company.

Each of the nominees has consented to be named in this Proxy Statement and to serve on the Board of Directors if elected. It is not anticipated that any of the nominees will become unable or unwilling to accept his nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth, with respect to each nominee for director, the nominee’s age, his position(s) and office(s) with the Company, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table, as well as a brief discussion of the experience, qualifications, attributes or skills that led to the conclusion that such individual should be nominated. For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Transactions with Management and Principal Shareholders.”

Name	Age	Position with the Company	Director Since

Jason T. Young	36	Chief Executive Officer, Chairman of the Board	October 2, 2008

Drew M. Kelley	38	Chief Financial Officer, Director	February 24, 2014

Gregory D. Wallis	56	Director, Audit Committee Member, Compensation Committee Member	April 29, 2013

Eddie W. Neely	63	Director, Audit Committee Member, Compensation Committee Member	August 7, 2013

Todd A. Grimm	51	Director, Audit Committee Member, Compensation Committee Member	December 10, 2013

Director Biographies

Jason T. Young. Jason T. Young has served as our Chief Executive Officer since August 7, 2013. Mr. Young has served as a member of the Board of Directors of the Company since October 2008 and was appointed as Chairman of the Board November 2008.  Mr. Young also served as the Chief Executive Officer of the Company from November 2008 to August 2011.  Since 2005, Mr. Young has been a Managing Director at Quadrant Management, Inc., where he is responsible for making investments in US and emerging market companies, where he frequently serves in active Management or Director level roles.  In 2008, Mr. Young co-founded Vanterra Capital and has served as a Managing Partner since then.  Mr. Young has served as Chairman of Yola, Inc. since 2011.  From 2000 to 2005, Mr. Young worked for Merrill Lynch in the Investment Banking Group and later in the Global Principal Investment Group. From 1999 to 2000, he was an Analyst at Helicon Capital Management, a hedge fund and venture capital investment firm.  He holds a BA in International Economics from UCLA.  Because of his employment with Quadrant Management, Inc., which is under common control with Everest Hill Group Inc., Mr. Young is deemed to be an affiliate of Everest Hill Group Inc., which is the majority stockholder of the Company.

Director Qualifications of Jason T. Young:

Mr. Young’s six years of experience as a director and officer of the Company has given Mr. Young extensive knowledge of the Company and its operations. In addition, Mr. Young’s service as an officer, director and employee of various entities in the investment industry has provided him with significant knowledge and experience regarding corporate financial and governance matters.

Drew M. Kelley. Drew M. Kelley has served as our Chief Financial Officer since October 7, 2013 and has served as a member of the Board of Directors since February 24, 2014. Prior to joining the Company, Mr. Kelley was a Senior Vice President at Jefferies LLC and its predecessor, Jefferies Group, Inc.  Mr. Kelley was employed by Jefferies (a brokerage, investment advisory and corporate services company) from September 2008 to July 2013 and held various positions in the investment banking group, executing corporate finance, strategic advisory, restructuring, mergers & acquisitions, equity, and debt transactions for corporate clients.  Prior to Jefferies, Mr. Kelley held investment banking and equity research positions at Bear, Stearns & Co. Inc. from 2002 to 2008.  Mr. Kelley began his career at Merrill Lynch & Co. as an investment banking analyst in 2000.  Mr. Kelley holds a BA in Business-Economics with a Minor in Accounting from UCLA.

Director Qualifications of Drew M. Kelley:

Mr. Kelley’s extensive experience in investment advisory and investment banking have provided him with extensive knowledge regarding financial and business matters.

Gregory D. Wallis. Mr. Wallis has served as a Member of the Board of Directors since April 29, 2013. Mr. Wallis serves as a member of the Board’s Audit Committee and Compensation Committee. Mr. Wallis is the CEO of Dorst America in Bethlehem, PA, responsible for that company’s operations in North America.  Before being named CEO in 2004, Mr. Wallis was Dorst’s Executive Vice President, with primary responsibilities of sales and marketing in the US, Canada, and Mexico.  He played a key role in taking Dorst from a niche player to the dominant supplier of high technology compacting presses in the Powder Metallurgy and related industries.  Prior to joining Dorst in 1989, Mr. Wallis honed his engineering and marketing skills having held various positions within the former Frenchtown Ceramics Co, in Frenchtown, NJ.

Director Qualifications of Gregory D. Wallis:

Mr. Wallis’ experience in the metal powder industry and manufacturing, including his service as a Chief Executive Officer and Executive Vice President for a company involved in these areas, and experience in business development has provided him with extensive knowledge regarding financial, industrial and business matters.

Eddie W. Neely. Mr. Neely has served as a Member of the Board of Directors since August 7, 2013. Mr. Neely serves as a member of the Board’s Audit Committee and Compensation Committee. Mr. Neely previously served as an executive at Alpha Natural Resources, Inc. (NYSE: ANR), holding positions as the CFO and Chief Risk Officer.  Before joining ANR, Mr. Neely was CFO of Whites Fresh Food, Inc., a family-owned supermarket chain.  He also served as Controller for Hunt Assisted Living, LLC, and Director of Accounting for The Brink’s Company and held various accounting and finance positions with Pittston and its subsidiaries prior to that.  Mr. Neely graduated with a B.S. in Accounting from East Tennessee State University.  Mr. Neely is also a Certified Public Accountant and served in the US Army.

Director Qualifications of Eddie W. Neely:

Mr. Neely’s experience as a Chief Financial Officer, Chief Risk Officer, Controller, Director of Accounting and Certified Public Accountant has provided him with extensive knowledge regarding financial and business matters.

Todd A. Grimm. Mr. Grimm has served as a member of the Board of Directors since December 10, 2013. Mr. Grimm also serves as a member of the Board’s Audit Committee and Compensation Committee.  Mr. Grimm is the President of T.A. Grimm & Associates, Inc. in Edgewood, KY, where he is a consultant on rapid prototyping and 3D printing.  Prior to starting T.A. Grimm & Associates, Inc., Mr. Grimm was the marketing manager for what became one of the leading 3D printing and rapid prototyping service bureaus. Prior to starting T.A. Grimm & Associates, Mr. Grimm held various positions in additive manufacturing service bureaus.  Mr. Grimm’s experience as a consultant and President of T.A. Grimm & Associates, Inc. has provided him with extensive knowledge regarding industrial and business matters.

Director Qualifications of Todd A. Grimm:

Mr. Grimm is considered an industry expert in 3D printing along with extensive experience and knowledge regarding industrial and business matters.

Service of Officers

Each of our officers serves at the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

Required Shareholder Vote

The five director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

Recommendation of our Board of Directors for Election of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES AS DIRECTORS NAMED ABOVE IN PROPOSAL NO. 1. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” ALL NOMINEES.

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CORPORATE GOVERNANCE

Board Meetings

The Board of Directors had nine meetings during the fiscal year ended June 30, 2014, and each director serving as of such date participated in 100% of the meetings. The Board of Directors does not maintain a formal policy regarding the manner in which shareholders may communicate with the Board.  The Board intends to adopt such a formal policy in the near future.

The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders, but does not require any member to do so. Mr. Young (in his capacity as an officer and director) and Mr. Kelley (in his capacity as an officer, having not yet been appointed as a director as of such date) were the only members of the Company’s Board of Directors to attend the Company’s most recent Shareholder’s Meeting.

Board Independence

We are currently subject to corporate governance standards defining the independence of our directors imposed by the NASDAQ Capital Market’s requirements for independent directors pursuant to Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC (the “Independent Directors”). Of the current members of the Board of Directors, Gregory D. Wallis, Eddie W. Neely and Todd A. Grimm qualify as independent directors in accordance with the standards imposed by the NASDAQ Capital Market’s requirements for independent directors. Mr. Wallis has served as an independent director since April of 2013, Mr. Neely has held such position since August of 2013 and Mr. Grimm since December 2013.

Board Risk Oversight

The Board of Directors has broad responsibility to provide oversight of significant risks to the Company primarily through direct engagement with Company management and through delegation of ongoing risk oversight responsibilities to the Board’s committees.

Board Leadership Structure

From August of 2011 to August 2013, the roles of Chief Executive Officer and Chairman were segregated. Mr. Jason Young, who previously served as both the Company’s Chief Executive Officer and Chairman, served solely as Chairman from August 2011 until his re-appointment as Chief Executive Officer in August 2013. At the present time, Mr. Young holds both the position of Chairman and that of Chief Executive Officer.  The Company believes that since Mr. Young is the Chief Executive Officer of the Company and a member of the Board of Directors, it is appropriate for him to serve as Chairman of the Board. Mr. Young is highly knowledgeable about the Company’s business and is capable of effectively identifying strategic priorities and leading the Board’s discussion and execution of strategy.

Effective as of the date of this Proxy Statement, the Board consists of five members, which includes three Independent Directors.  The Company believes Independent Directors and management have different perspectives and roles in strategy development. The Chief Executive Officer brings corporate and capital markets experience and expertise, while the Company’s independent Directors bring experience, oversight, and expertise from outside the Company. The Board believes that the presence of the Chief Executive Officer as a member of the Board promotes the development and execution of the Company’s strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes that a Board, a majority of whose directors are Independent Directors, is in the best interest of shareholders because it provides the appropriate balance between independent oversight of management and the development of strategy.

Audit Committee of the Board of Directors

Mr. Wallis, Mr. Grimm and Mr. Neely are Independent Directors serving on the Company’s Audit Committee as of the date of this Proxy Statement.  The responsibilities of the Audit Committee include overseeing our financial reporting process, reporting the results of the Committee’s activities to the Board, retaining and ensuring the independence of our auditors, approving services to be provided by our auditors, reviewing our periodic filings with the independent auditors prior to filing, and reviewing and responding to any matters raised by the independent auditors in their management letter. The Audit Committee met five times during the fiscal year ended June 30, 2014; each meeting was attended by all committee members serving as of such date.  The respective biographies and qualifications of the Audit Committee members are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Financial Expert

Eddie W. Neely has been designated as the Company’s Audit Committee financial expert.  The biography and qualifications of Mr. Neely are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Charter

Our Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee will review and assess the adequacy of the Audit Committee charter annually.

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Audit Committee Report

Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to engage and discharge the Company’s auditors. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and on the representations of the independent auditors included in the report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company’s independent accountants are in fact “independent.”

In this context, the Audit Committee has met and held discussions separately with management and the independent accountants. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.

The Company’s independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed with the independent accountants that firm’s independence. Non-audit services were provided by the Company’s independent accountants in the year ended June 30, 2014 in connection with the audit of Kecy corporation prior to the acquisition of substantially all of the assets of Kecy Corporation by the Company in June 2014. .

Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representations of the management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2014 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Todd A. Grimm

Eddie W. Neely

Gregory D. Wallis

Compensation Committee

The Board of Directors currently has a Compensation Committee consisting of Gregory D. Wallis and Eddie W. Neely.  The Compensation Committee has a charter which is located on the Company’s website at http://www.arcgroupworldwide.com/. The Compensation Committee held one formal meeting during the fiscal year ended June 30, 2014 and several informal calls and meetings.

Nominating Committee: Nominating Policies and Procedures

The Company does not currently have a standing nominating committee of the Board of Directors because it believes that the nominating functions should be conducted by the full Board of Directors.

On June 30, 2008 the Board of Directors amended and restated its Policies and Procedures for Nominations of Director Candidates (the “Nomination Policies”), which became effective January 1, 2009. Director nominations are made to the Board of Directors by Independent Directors, constituting a majority of the Board of Directors’ Independent

Directors, in a vote in which only Independent Directors vote. It is the policy of the Board of Directors that each candidate recommended for nomination and election to the Board (each, a “Nominee”), regardless of whether such Nominee is recommended by a shareholder of the Company, the Board or any other person, shall be approved by a majority of the Independent Directors of the Board.

In general, the Board believes that certain minimum qualifications must be met by each Nominee for the Board, as well as meeting the applicable independence standards required by the SEC and federal securities laws. The Board believes that Nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In evaluating the qualifications of the Nominees, the Board considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and the like. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board considers the suitability of each Nominee, including the current members of the Board, in light of the current size and composition of the Board.

Unless and until otherwise subsequently determined by the Board, the number of directors of the Company at any time shall be the number of directors that the Board nominated for election at the most recently-held Annual Meeting of shareholders, increased by the number of directors, if any, that the Board appointed subsequent to the most recently-held Annual Meeting of shareholders and also increased by the number of directors, if any, whose term as a director did not expire at the most recently-held Annual Meeting of shareholders.

The Board shall consider recommendations for Nominees to the Board from shareholders (an “Eligible Shareholder”) holding a minimum of $2,000 in market value, or 1%, of the Company’s voting Common Stock, which stock is held through the date of the meeting electing directors, and which Eligible Shareholder complies with the nomination notice procedures set forth in the Nomination Policies. Nominees recommended by Eligible Shareholders (hereinafter referred to as “Shareholder Candidates”) will be evaluated by the Board on the same basis as Nominees that may be identified by the Board, management or, if the Board permits, a search firm.

For a Shareholder Candidate to be considered by the Board, the Eligible Shareholder and the Shareholder Candidate must comply with the procedures set forth in the Company’s Nomination Policies. Recommendations for Shareholder Candidate(s) to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Group Worldwide, Inc., Attn: Chief Executive Officer, at the Company’s principle offices at 810 Flightline Blvd., Deland, FL 32724. The specific recommendations should include the information set forth in the Company’s Nomination Policies.

For a recommendation of a Shareholder Candidate to be properly brought before the Board by an Eligible Shareholder, the Eligible Shareholder must have given timely notice thereof in writing to the Chief Executive Officer of the Company. To be timely, an Eligible Shareholder’s notice must be delivered to the Chief Executive Officer not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s Annual Meeting. In the event that the date of the Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the preceding year’s Annual Meeting, the notice by the Eligible Shareholder must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made.

The Chief Executive Officer of the Company will provide a copy of the Nominating Policies and Procedures upon a request in writing from the Eligible Shareholder.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the executive officers and directors, and persons who beneficially own more than 10% of the equity securities of reporting companies, file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms we received, we believe that during the year ended June 30, 2014, all such filing requirements applicable to our Company were complied with, except that reports were filed late by the following persons:

Name	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Everest Hill Group Inc. (1)	1	1	0
Todd A. Grimm (2)	1	1	0

(1) Everest Hill Group Inc., f/k/a Brean Murray Carret Group, Inc.

(2) Initial Form 3, due on December 24, 2013, in connection with the appointment of Todd A. Grimm to the Board, was inadvertently not filed. The Form 3 remediating filing was made on October 8, 2014 and the Form 5 reporting the late filing was filed on October 8, 2104. Mr. Grimm does not own any shares of the Company’s Common Stock and has not made any transactions in the Company’s Common Stock since the date of his appointment to the Board.

Code of Ethics

We have adopted a Code of Ethics, which was amended on November 10, 2006, that applies to all officers, directors and employees of the Company. The Code is publicly available and posted on the Company’s website at the following link: http://www.arcgroupworldwide.com/.

Corporate Governance Documents

On the Company’s Corporate Governance Web site at http://www.arcgroupworldwide.com/, shareholders can access the Company’s Audit Committee Charter, Compensation Committee Charter and Code of Ethics for members of the Board of Directors and officers. Copies of these documents are available to shareholders without charge upon request to the Chief Executive Officer at the Company’s principal address.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis addresses the aspects of our compensation programs and explains our compensation philosophy, policies, and practices, with respect to our executive officers, including our Chief Executive Officer and Chief Financial Officer, which we collectively refer to as our Named Executive Officers.

Oversight of Executive Compensation Program

The Compensation Committee of our Board of Directors oversees our executive compensation programs. Each member of the Compensation Committee is an “independent director” as defined by the federal securities laws and in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC.  The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company.  The various components of the compensation programs for executive officers are discussed below in “Elements of Executive Compensation Program.”

Objectives of Executive Compensation and What the Programs are Designed to Reward

The Company’s executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executive officers and rewarding them for superior performance.

We believe that the compensation of our executive officers should reflect their success in attaining key operating objectives, such as growth or maintenance of market position, development of new products, maintenance and development of customer relationships and long-term competitive advantage. We also believe that executive compensation should reflect achievement of individual goals established for specific executive officers, as well as specific achievements by such individuals over the course of the year such as development of specific products or customer relationships or agreements or executing or integrating acquisitions and strategic arrangements.

Compensation Consultants

The Compensation Committee did not utilize the services of a compensation consultant in the fiscal year ended June 30, 2014, as the Compensation Committee believed that there was no current need for the services of such consultant with respect to review, assessment and determinations of Company executive compensation.

Elements of Executive Compensation Program

Compensation elements include:

•                  base salary;

•                  annual cash or equity incentive awards;

•                  long-term equity incentive compensation; and

•                  other health, welfare and pension benefits.

Base Salary

Base salary is designed to provide competitive levels of base compensation to our executives based on their experience, duties and scope of responsibilities.  We pay base salaries because it provides a base compensation that is required to recruit and retain executives of the quality that we must employ to ensure the success of our Company.

Annual Cash or Equity Incentive Awards

Annual incentive compensation is designed to provide competitive levels of compensation based on experience, duties and scope of responsibilities. Incentive awards are influenced by the Company’s profitability and achievement of planned profitability, as well as other factors.

Long-Term Equity Incentive Compensation

Long-term equity awards were previously granted to our executives from our 1997 Stock Option and Compensation Plan (“1997 Plan”) until September 2007, when the shareholders of the Company approved the 2007 Stock Incentive Plan (the “2007 Plan”).  The 1997 Plan and the 2007 Plan were terminated during the fiscal year 2013. No stock options were issued for the years ended June 30, 2014 or June 30, 2013.

The Compensation Committee does not have a regular schedule for awarding equity-based compensation and the timing of such awards is subject to the discretion of the Compensation Committee. We do not backdate options or grant options retroactively or stock options with a so-called “reload” feature. In addition, we do not plan to coordinate grants of options so that they are made before the announcement of favorable information, or after the announcement of unfavorable information.

Other Health, Welfare and Retirement Benefits

Employees may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, and life insurance. We provide these benefits to meet the health and welfare needs of employees and their families.

401(k) Plan

The operating entities sponsor a 401(k) plan and match employee contributions as determined by resolution of the Board on an annual basis. The employer contribution criteria currently varies by operating entity. Our executives are also eligible for the Company matches, subject to regulatory limits on contributions to 401(k) plans.

We do not currently provide pension arrangements or post-retirement health coverage for our executives or employees, although we may consider such benefits in the future. In addition, we do not provide any nonqualified defined contribution or other deferred compensation plans, although we may consider such benefits in the future.

Employment Agreements and Other Post-Employment Payments

Mr. Jason T. Young was re-appointed as our Chief Executive Officer on August 7, 2013 with an annual base salary of $350,000. On August 19, 2013, the Board of Directors made an equity grant of 145,456 shares of the Company’s Common Stock, valued at $701,098 as of the issuance date, to Mr. Young in connection with his re-appointment as Chief Executive Officer of the Company (which equity grant is equal to 363,640 shares of the Company’s Common Stock after giving effect to the 1.5 for 1 stock dividend paid to shareholders of the Company on May 1, 2014). Mr. Young had previously served as Chief Executive Officer of the Company but had resigned on August 16, 2011. The Equity Grant was negotiated with Mr. Young following his period of non-employment as inducement for him to accept re-employment by the Company. The Equity Grant was independently considered by the independent directors of the Company who determined that it was fair and reasonable to the Company and the shareholders, and thereafter the Equity Grant was ratified and approved by the entire Board, with Mr. Young recusing himself from any deliberations or voting on the matter. The Company is not party to a written employment agreement with Mr. Young.  The annual base salary of Mr. Young will be $395,000 with a proposed discretionary bonus of $350,000, retroactive to July 1, 2014, which is the commencement of the 2015 fiscal year. In addition, Mr. Young will receive fees for his service as a member of the Board of Directors for fiscal year 2015 in the amount of $40,000 per annum.

Mr. Kelley was appointed as our Chief Financial Officer effective as of October 7, 2013 with an annual base salary of $225,000 per annum. The Company is not party to a written employment agreement with Mr. Kelley. The annual base salary of Mr. Kelley will be $275,000 with a proposed discretionary bonus of $225,000, retroactive to July 1, 2014, which is the commencement of the 2015 fiscal year. Mr. Kelley will receive fees for his service as a member of the Board of Directors for fiscal year 2015 in the amount of $25,000 per annum.

Tax Implications of Executive Compensation

We do not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended; however, we may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interests of the Company.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

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Executive Officer Summary Compensation Table

The following table shows compensation earned during the two most recent fiscal years by our chief executive officer and chief financial officer. For the purpose of executive compensation and related person disclosure, we refer to these individuals collectively as the Named Executive Officers.

Summary Compensation Table for Fiscal Year 2014 and 2013 (1)

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards		Non-Equity Incentive Plan Compensation	All Other Compensation (2)	Total
		($)	($)	($)		($)	($)	($)
Jason T. Young	2014	304,231	—	701,098	(4)	350,000	36,122	1,391,451
CEO and Chairman of the Board (3)	2013	25,000	—	—		—	15,000	40,000
Drew M. Kelley	2014	160,962	—	—		225,000	8,854	394,816
CFO (5)	2013	—	—	—		—	—	—
Robert Marten	2014	154,850	—	—		83,227	155,251	393,328
Former CEO (6)	2013	267,000	100,000	—		108,750	19,117	494,867
Norma Caceres	2014	61,923	—	—		72,394	40,048	174,365
Former CFO (7)	2013	134,000	20,000	—		48,963	13,196	216,159

(1)                                 The Company did not make any option awards during 2014 or 2013 and therefor the column disclosing such awards has been omitted from the Summary Compensation table.  There were no changes in pension value and nonqualified deferred compensation earnings during 2014 or 2013 and therefor the column disclosing such changes has been omitted from the Summary Compensation table.

(2)                                 Other compensation consists of insurance premiums, severance, vacation pay out and 401(k) plan matching contributions that are generally available to all salaried employees.  Included in the other compensation for Mr. Young and Mr. Kelley is each individual’s compensation for serving on the Board of Directors.

(3)                                 Jason T. Young has served as a director of the Company since October of 2008 and as Chairman of the Board since November of 2008. He served as Chief Executive Officer from November of 2008 until August of 2011. In August of 2013, Mr. Young was re-appointed as Chief Executive Officer.

(4)                                 On August 19, 2013, the Board of Directors made an equity grant to Mr. Young of 145,456 shares of the Company’s Common Stock, valued at $701,000 as of the issuance date, in connection with his re-appointment as Chief Executive Officer of the Company (equal to 363,640 shares of the Company’s Common Stock after giving effect to the 1.5 for 1 stock dividend paid to shareholders of the Company on May 1, 2014).  Mr. Young had previously served as Chief Executive Officer of the Company but had resigned on August 16, 2011. The Equity Grant was negotiated with Mr. Young following his period of non-employment as inducement for him to accept re-employment by the Company.  The Equity Grant was independently considered by the independent directors of the Company who determined that it was fair and reasonable to the Company and the shareholders and thereafter the Equity Grant was ratified and approved by the entire Board, with Mr. Young recusing himself from any deliberations or voting on the matter.

(5)                                 Drew M. Kelley was appointed as our Chief Financial Officer effective as of October 7, 2013.

(6)                                 Robert Marten resigned as Chief Executive Officer of the Company on August 8, 2013.

(7)                                 Norma Caceres resigned as Chief Financial Officer of the Company on October 4, 2013.

[Proxy Statement Continues on Following Page]

2014 All Other Compensation

Name	Board of Directors Fees ($)	Severance ($)	Company Contributions to 401(k) Plan ($)	Total ($)
Jason T. Young	36,122	—	—	36,122
Drew M. Kelley	8,854	—	—	8,854
Robert Marten	—	147,985	7,266	155,251
Norma Caceres	—	35,000	5,048	40,048

Grants of Plan-Based Awards

There were no stock Equity Incentive Plan awards granted to the executive officers with respect to the years ended June 30, 2014 and June 30, 2013. In addition, no options were exercised by the executive officers during the years ended June 30, 2014 and June 30, 2013.

Outstanding Equity Awards at Fiscal Year-End

There were no Outstanding Equity Awards as of June 30, 2014.

Director Compensation for the year ended June 30, 2014

The table below summarizes the compensation paid by the Company to directors for the year ended June 30, 2014:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)		($)

Todd A. Grimm	22,222	—	—	—	—	—	22,222

Eddie W. Neely	36,667	—	—	—	—	—	36,667

Gregory D. Wallis	40,000	—	—	—	—	—	40,000

Jerrold H. Abrahams (1)	3,333	—	—	—	—	—	3,333

Willard T. Walker Jr.	10,000	—	—	—	—	—	10,000

(1) Mr. Abrahams resigned in August 2013.

(2) Mr. Walker Jr. resigned in September of 2013.

Compensation for Mr. Young and Mr. Kelley is set forth in Summary Compensation Table for Fiscal Years 2014 and 2013.

The Compensation Committee of the Board of Directors has authorized fees for the independent directors serving as members of the Board of Directors for fiscal year 2015 in the amount of $50,000 per annum.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or former officer of the Company or had any material relationship or transactions with the Company and no officer of the Company sits on the compensation committee or other body that has the power to establish the compensation of any member of the Compensation Committee.

2007 Stock Incentive Plan

In September 2007, the shareholders of the Company approved the 2007 Stock Incentive Plan (the “2007 Plan”).  As of June 30, 2014, there were no options outstanding under the 2007 Plan. The 2007 Plan was terminated during the fiscal year 2013.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

We have no compensatory plan or arrangement that results or will result from the resignation, retirement or any other termination of an executive officer’s employment with us or from a change-in-control or a change in an executive officer’s responsibilities following a change-in-control.

Certain Transactions with Management and Principal Shareholders

We do not employ specific written procedures for the review, approval or ratification of related party transactions involving our directors, officers and employees or their family members, but we consider such transactions on a case-by-case basis. The Company requires that any material related party transactions be disclosed to the independent directors of the Board who shall review and assess the fairness of such transactions without the participation in the deliberation or voting of any interested parties.  The Board of Directors follows fiduciary standards mandated under state law when considering all such matters.

During the past two fiscal years, and subsequent to such period, the Company has been involved with the following related party matters with certain members of management and certain shareholders.

During the fiscal year ended June 30, 2013, effective August 8, 2012, the Company acquired all of the shares of Quadrant Metals Technologies LLC (“QMT”) pursuant to a Membership Interest Purchase Agreement, dated as of April 6, 2012 with Quadrant Management, Inc. (“QMI”), QMT, QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP (the “QMT Acquisition Agreement”). The QMT Acquisition Agreement provided for the acquisition of QMT by the Company (such acquisition is referred to herein as the “QMT Acquisition”).  QMT’s subsidiaries include FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC.  At the Company’s Annual Shareholders’ Meeting on August 7, 2012, the Company’s shareholders voted, among other actions, to (i) approve the QMT Acquisition and the issuance of 4,029,691 shares of the ARC Common Stock at an exchange price of $7.80 per share (in each case giving effect to the Company’s 1:1.95 reverse stock split of August 7, 2012, referred to herein as the “Reverse Stock Split” and which, after giving effect to the 1.5 for 1 stock dividend paid to shareholders of the Company on May 1, 2014 may be deemed to be equal to 10,074,250 shares of the ARC Common Stock at an exchange price of $5.20 per share); and (ii) approve the sale of 57,768 shares of ARC Common Stock to Carret P.T., LP at $7.80 per share (in each case giving effect to the Reverse Stock Split and which, after giving effect to the 1.5 for 1 stock dividend paid to shareholders of the Company on May 1, 2014 may be deemed to be equal to 143,762 shares of the ARC Common Stock at $5.20 per share) in consideration for cash investment in ARC of $450,594 (the “Securities Sale”).  On August 8, 2012, the Company closed the QMT Acquisition and the Securities Sale.

Pursuant to the terms of the ARC Advisory Agreement, originally entered into on January 21, 2009, (the “ARC Advisory Agreement”), QMI provided ARC financial advisory and business consulting services, including restructuring services.  The ARC Advisory Agreement expired on December 31, 2013 and was not extended.  In consideration for granting certain waivers, and in consideration for substantial merger and acquisition support services rendered to ARC over the past several years, QMI and ARC entered into a Letter Agreement pursuant to which ARC agreed to pay QMI transaction fees upon the closing of the QMT Acquisition and the acquisition of Advanced Forming Technology, Inc. (“AFT”) (the “AFT Acquisition”, and together with the QMT Acquisition, the “Acquisitions”), calculated by reference to 2% of the total enterprise value for the Acquisitions. As a result of the Closing of the Acquisitions on August 8, 2012, a fee of $1.6 million has been paid to QMI.

QMI and QMT previously entered into a non-exclusive financial advisory agreement, (the “QMT Financial Advisory Agreement”), whereby QMI performed ongoing consulting and advisory services for QMT through QMI personnel. The scope of such services included business consulting services, financial advisory services, and other services. In consideration for such services, on April 1, 2012 QMT commenced paying an annual cash fee of $250,000 to QMI.  The QMT Financial Advisory Agreement continued in effect following the acquisition of QMT by the Company until December 31, 2013 when it terminated. Fees earned by QMI for the years ended June 30, 2014 were approximately $835,000. Fees earned by QMI for the year ended June 30, 2013 were $650,000.

ARC, Everest Hill Group Inc. (“Everest Hill Group”), QMI, and QMT are under common control. Prior to the Acquisitions, QMI, through Everest Hill Group, owned 74.0% of the membership interests of QMT. As a result of the Acquisitions, Everest Hill Group became the controlling shareholder of ARC. Everest Hill Group controls 100% of the ownership interests of QMI, as well as, via certain wholly-owned intermediaries, 59.9% of the shares of ARC. Mr. Jason T. Young, the Company’s Chairman and Chief Executive Officer, has been Managing Director at QMI since 2005, where he is responsible for making investments in U.S. and emerging market companies, and where he frequently serves in active management or director-level roles. Mr. Young is deemed to share voting and investment power over the shares beneficially owned by Everest Hill Group. Mr. Jason Young and Mr. Alan Quasha, an officer of QMI, each serve on the Board of Directors of QMT and receive fees for such services.

On November 10, 2014 (the “Closing Date”), the Company and its subsidiaries AFT, ARC Wireless, Inc., Flomet LLC, General Flange & Forge LLC, Tekna Seal LLC, 3D Material Technologies, LLC, and QMT, entered into a subordinated term loan credit agreement, together with McLarty Capital Partners SBIC, L.P. (“McLarty Capital”), as administrative agent, and other lenders from time to time party thereto (the “Subordinated Loan Agreement”), regarding an extension of credit in the form of a subordinated term loan in an aggregate principal amount of $20,000,000.  The subordinated term loan under the Subordinated Loan Agreement will mature five years after the Closing Date. The interest rate set forth in the Subordinated Loan Agreement is 11.00% per annum. Upon an event of default under the Subordinated Loan Agreement, the interest rate increases automatically by 2.00% per annum.  The Subordinated Loan Agreement contains customary representations and warranties, events of default, affirmative covenants and negative covenants and prepayment terms.

Mr. Jason T. Young, our Chairman and Chief Executive Officer has an indirect business relationship with McLarty Capital through his capacity as a partner in an investment manager which serves as the advisor to a fund which has an economic interest in McLarty Capital. The Board has therefore determined that Mr. Young has interests in the Subordinated Loan Agreement that may be different from the interests of the Company’s shareholders generally.  The Board has therefore created a special committee of directors (the “Special Committee”), none of whom is an officer or executive of the Company and none of whom has any interest in, or in connection with McLarty or the Subordinated Loan Agreement, that may be different from the interests of the Company’s shareholders generally, to independently review, consider, evaluate, and possibly take action with respect to the Subordinated Loan Agreement.  The Special Committee consists of the Company’s independent directors Messrs. Eddie W. Neely, Gregory D. Wallis and Todd A. Grimm.  The Special Committee was given extensive authority to evaluate and negotiate the Subordinated Loan Agreement, and to make recommendations to the Board regarding such transaction. The Special Committee was also granted authority to engage its own legal counsel and its own financial advisors to negotiate the Subordinated Loan Agreement independently of management.  The Board also determined that it would not enter into the transaction without the authorization of the Special Committee.  For purposes of ascertaining the fairness and reasonableness of the transaction with McLarty Capital, the Special Committee reviewed comparative public company information regarding similarly-situated subordinated loan transactions over the past 18 months and summaries of the material terms and conditions applicable to comparable transactions.  Following their independent review, the Special Committee determined that it would be in the best interest of the Company and its shareholders for the Company to enter into the Subordinated Loan Agreement and related loan documents

Except as set forth herein, during the fiscal years ended June 30, 2013 and June 30, 2014, and subsequent to such date, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company’s Common Stock in which the amount involved exceeded $120,000 and in which any of the foregoing persons had or will have a direct or indirect material interest, and there is no such currently proposed transaction.

[Proxy Statement Continues on Following Page]

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.  There are no arrangements known to the Company which may at a subsequent date result in a change in control of the Company.

Common Stock not outstanding that is subject to options or other convertible securities or rights is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or other convertible securities or rights, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

The following table summarizes certain information as of November 10, 2014, except as noted below, with respect to the beneficial ownership of our Common Stock by each director, director-nominee, by all executive officers, directors and director-nominees as a group, and by each other person known by us to be the beneficial owner of more than five percent of our Common Stock. As of November 10, 2014, 15,080,121 shares of our Common Stock were issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Jason Young, Chief Executive Officer and Chairman of the Board	9,439,531	(1)(2)	62.6%

Drew Kelley, Chief Financial Officer	7,500	(3)	*

Everest Hill Group Inc.	9,035,193	(2)	59.9%

Eddie W. Neely, Director	1,250		*

Gregory D. Wallis, Director	—		—

Todd A. Grimm, Director	—		—

Arlan Clayton	1,550,838	(4)	10.3%

Robert Marten, Former CEO	—		—

All officers and directors as a group (5 persons)	9,448,281	(1)(2)	62.7%

Unless otherwise indicated, all beneficial owners have an address at c/o ARC Group Worldwide, Inc., 810 Flightline Blvd, Deland, FL 32724.  Everest Hill is located at Tropic Isle Building, P.O. Box 3331, Road Town, Tortola, British Virgin Islands VG 1110.

* Less than one percent.

(1)                                 Consists of 404,338 shares owned by Mr. Young and 9,035,193 shares beneficially owned by the Everest Hill Group Inc. and. Mr. Young, the Chief Executive Officer and Chairman of the Company’s Board serves as a representative of Everest Hill Group Inc., and is deemed to share voting and investment power over the shares beneficially owned by the Everest Hill Group Inc.

(2)                                 As reported on a Schedule 13D/A filed with the SEC on January 7, 2014 by Everest Hill on behalf of itself, Wayne Quasha, Q Management Services (PTC) Ltd., Vicali Services (BVI) Inc. (“Vicali”), Susan V. Demers (“Demers”) and Andrea J. Douglas (“Douglas”), as deemed beneficial owners of securities of the Company. Each beneficial owner of the shares reported share voting and shared dispositive power over the shares. Each of Vicali, Demers and Douglas have disclaimed any beneficial ownership interest in such stock The address of Everest Hill is Tropic Isle Building, P.O. Box 3331, Road Town, Tortola, British Virgin Islands VG 1110.  Jason Young, the Chief Executive Officer of the Company and Chairman of the Company’s Board of Directors, is an affiliate of Everest Hill through common control subsidiaries of Everest Hill. In addition to being shown as owned by Everest Hill, these same shares are deemed to be beneficially owned by Mr. Young, and are included in his disclosures individually and together with his holdings as part of the officers and directors as a group.

(3)                                 Mr. Drew Kelley commenced serving as Chief Financial Officer on October 7, 2013 and was appointed as a member of the Board of Directors on February 24, 2014.

(4)                                 As reported on Form 4, dated August 13, 2014.

PROPOSAL NO. 2: APPROVAL OF THE PROPOSED

2015 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors recommends that the shareholders vote in favor of the proposed employee stock purchase plan (the “ESPP”). The purpose of the ESPP is to advance the interests of the Company and its shareholders by providing an incentive to attract, retain and reward eligible employees of the Company and its participating subsidiaries and by motivating such persons to contribute to the growth and profitability of the Company and its participating subsidiaries. The ESPP provides eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock at a discounted price, which gives associates a vested interest in our success and aligns their interests with that of our shareholders.

Summary of the ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan

In September 2014, the Board adopted the ESPP including the reservation of 750,000 shares of Common Stock for issuance thereunder, to become effective on February 1, 2015 (the “Effective Date”) subject to shareholder approval. The Board believes that stock purchase plans play an important role in retaining employees and giving employees a sense that they have an important stake in the Company’s affairs. The ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board believes that the availability of an adequate number of shares in the ESPP share reserve is an important feature of the plan itself, and has determined that 750,000 shares should be sufficient to support issuances under the ESPP for the foreseeable future considering eligibility, contribution limits, current and expected stock price, and the Board’s estimated participation rate. Shares issued under the ESPP will have the following attributes:

•                  Purchase price equal to 85% of fair market value on the date of purchase, resulting in minimal dilution to shareholders;

•                  Offering periods of 6 months and a 6-month holding period requirement on purchased shares; and

•                  The percentage of outstanding shares allocated to the plan will be approximately 5% of total common shares outstanding.

The description of the ESPP set forth below is a summary only, does not purport to be complete and is qualified in its entirety by reference to the provisions of the ESPP itself, which is attached as Appendix A to this Proxy Statement.

Description of the ARC Group Worldwide, Inc. 2015 Employee Stock Purchase Plan

Administration. The ESPP will be administered by the Committee appointed by the Board of Directors (the “Committee”). Subject to the express provisions of the ESPP, the Committee has authority, in its discretion, to interpret and construe any and all provisions of the ESPP, adopt rules and regulations for administering the ESPP and make all other determinations deemed necessary or advisable for administering the ESPP.

Plan Term. The ESPP will continue in effect for a term of ten years from its effective date.

Eligibility and Participation. In general, pursuant to the ESPP, all employees of the Company and all of its subsidiaries (except for those subsidiaries specifically excluded from participation by the Board or the Committee) who work more than 20 hours per week are eligible to participate in the ESPP. However, the following individuals are not eligible to participate:

•                  an individual who owns five percent or more of Company Common Stock; or

•                  a Section 16 officer or executive (thus excluding the CEO and CFO from participation in the ESPP).

No employee will be permitted to purchase more than $25,000 of the Company Common Stock in any calendar year (based upon the fair market value of the stock as determined at the time the option is granted). Currently, the Company anticipates that approximately 700 employees will be eligible to participate in the ESPP.

Participation in the ESPP is voluntary. An eligible employee may elect to participate in the ESPP for any purchase period by completing the requisite payroll deduction form and delivering it to his or her employer no later than the date preceding the beginning date of the upcoming purchase period, or any such other date as may be determined appropriate by the Committee from time to time. An employee may increase or decrease his or her participation for any subsequent purchase period by submitting a new payroll deduction form during the enrollment period prior to that purchase period. An employee who elects to participate in the ESPP for any purchase period will be deemed to have elected to participate in the ESPP for each subsequent consecutive purchase period unless he or she elects to discontinue payroll deductions during a purchase period or exercises his or her right to withdraw all amounts previously withheld. In either such event, the employee must submit a change of election form or a new payroll deduction form, as applicable, to participate in the ESPP for any subsequent purchase period.

Duration and Purchase Periods. Assuming approval by the shareholders, the ESPP will begin on February 1, 2015, and will terminate ten years thereafter, unless extended or terminated by the Board or the Committee. The ESPP will be carried out in a series of consecutive purchase periods. The first offer and purchase period will begin on February 1, 2015, and end on July 31, 2015, with succeeding consecutive non-overlapping six-month purchase periods, unless otherwise determined by the Committee.

Before the commencement of each purchase period, employees may elect a payroll deduction of his or her base salary in an amount equal to not less than 1% but not more than 5% of his or her base salary, valued, after tax, per payroll period, or such other amounts as the Committee may from time to time establish. An employee may not increase his or her elected percentage for a purchase period after the delivery deadline, but an employee may reduce or discontinue entirely his or her elected percentage for the purchase period by filing an amended election form within 15 days before the last day of the relevant offering period, or such other date as may be determined by the Committee. An employee may make such election to reduce or discontinue payroll deductions one time during any given purchase period.

On the exercise date, the amount deducted from each participant’s salary will be used to purchase the maximum number of whole shares of Company Common Stock possible from funds accrued in such participant’s account over the prior purchase period. The purchase price per share shall be equal to a 15% discount from the closing price of the Company’s Common Stock on the date of purchase (the last trading day of each purchase phase).

Employees are not permitted to sell or otherwise transfer ownership of the shares until the six month anniversary of the date on which the shares are issued. Further, the Committee may require that employees not transfer such shares for any additional period determined by the Committee to be necessary to ensure that the Company or any of its subsidiaries is able to meet the reporting requirements pursuant to Section 423 of the Code.

Voluntary Withdrawal, Termination of Employment, Death. An employee may, preceding the termination date of a purchase period, withdraw all payroll deductions then credited to his or her account by giving written notice to his or her employer. Upon receipt of such notice of withdrawal, all payroll deductions credited to the employee’s account will be paid to him or her without any earned interest credited, and no further payroll deductions will be made for such employee during that purchase period. Partial withdrawals of payroll deductions are not permitted.

If an employee’s employment is terminated for any reason prior to the termination date of any purchase period in which he or she is participating, no Company Common Stock will be issued to such employee and the payroll deductions credited to his or her account will be returned to the employee.

If an employee dies before the termination date of any purchase period in which he or she was participating, the payroll deductions credited to the participant’s account will be paid to the participant’s estate.

Adjustments, Amendments and Termination. In the case of certain corporate transactions (including, without limitation, a stock split, stock dividend, reclassification, recapitalization, dissolution or liquidation, merger, consolidation, reorganization, sale of substantially all assets, or other change in the Company’s structure affecting the Company’s Common Stock), equitable and proportionate adjustments may be made by the Committee, subject to discretion by the Board, in the number and class of shares reserved for issuance under the ESPP and the calculation of the exercise price. In the event of a proposed change in control of the Company, the Committee may, in its discretion, terminate the ESPP as described below or shorten the purchase period then in progress by setting a new exercise date for such purchase period and notifying participants of the same.

The Board may amend the ESPP as it may deem proper and in the best interests of the Company or as may be necessary to comply with Section 423 of the Code or other applicable laws or regulations, provided that no such amendment shall, without prior approval of the Company shareholders: (i) increase the total number of shares reserved under the ESPP (except as set forth above in the event of certain corporate transactions); (ii) change the employees or class of employees eligible to participate under the ESPP, or (iii) materially increase the benefits accruing to employees under the ESPP.

The Board may terminate the ESPP at any time provided that (except as set forth above in the event of certain corporate transactions) no termination will take effect with respect to any purchase period in progress. If the ESPP is terminated, the balance in each participant’s contribution account shall be paid to the participant without interest.

The Committee may, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have participants; modify the terms and conditions of the ESPP with respect to Participants who reside outside of the United States to comply with applicable foreign laws; establish sub-plans; and take any action deemed advisable to comply with any necessary local governmental regulatory exemptions or approvals; provided, however, that no action may be taken that would violate any securities law, tax law or any other applicable law or cause the ESPP not to comply with Section 423 of the Code.

New Plan Benefits

No purchase rights have been granted, and no shares have been issued, on the basis of the approval of the ESPP, which is the subject of this proposal. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by employees if the ESPP is approved by the shareholders. Only the eligible employees of the Company and its participating subsidiaries discussed above are eligible to participate in the ESPP.

Summary of U.S. Federal Income Tax Consequences of the Plan

The following summary is intended only as a general guide to the United States federal income tax consequences of participation in the Purchase Plan and does not describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Plan or purchasing shares under the Plan. The tax consequences of disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares prior to the later of two years after the offering date or one year after the purchase date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the purchase date over the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss.

If the participant disposes of shares at least two years after the offering date and at least one year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) the excess of the fair market value of the shares on the offering date over the purchase price (determined as if the purchase right were exercised on the offering date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) the excess of the fair market value of the shares on the offering date over the purchase price (determined as if the purchase right were exercised on the offering date) is recognized as ordinary income in the year of the participant’s death.

If the exercise of a purchase right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the purchase right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the purchase date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the purchase right, will be treated as a capital gain or loss, as the case may be.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed for the Company.

Required Shareholder Vote

The affirmative vote of holders of record of not less than a majority of the outstanding shares of Common Stock on the record date is required for approval of the Plan. Because the affirmative vote of a majority of our outstanding shares is required to approve this proposal, broker non-votes and abstentions have the same effect as a vote against this proposal.

Recommendation of the Board of Directors Regarding the Plan

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO APPROVE THE COMPANY’S PROPOSED ARC GROUP WORLDWIDE, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN.

[Proxy Statement Continues on Following Page]

PROPOSAL NO. 3: RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP

TO SERVE AS OUR CERTIFIED INDEPENDENT ACCOUNTANTS

FOR THE YEAR ENDING JUNE 30, 2015.

Independent Registered Public Accounting Firm

On April 10, 2014, the Company dismissed its former certified public accounting firm Hein & Associates LLP and engaged Grant Thornton LLP as the Company’s independent registered public accountant effective as of April 10, 2014.

Hein & Associates LLP’s report, dated October 3, 2013 on the Company’s consolidated financial statements for the fiscal year ended June 30, 2013 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

During the audit of the Company’s June 30, 2013 financial statements, Hein & Associates LLP communicated the following deficiency in internal control over financial reporting which was considered to be a material weakness:

•                                The Company did not have adequately designed controls in place with regard to external SEC reporting compliance because its accountants and management did not have sufficient training and available resources, such as online disclosure checklists and external resources in financial reporting and SEC reporting matters.

Despite the material weakness, we believe that the consolidated financial statements included in the Annual Report on Form 10-K for the year ended June 30, 2013 present, in all material respects, our financial position, results of operations, changes in stockholders’ equity, and cash flows for the periods presented in conformity with U.S. generally accepted accounting principles.

During the fiscal years ended June 30, 2013 and 2012 and through April 10, 2014, there were no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; and other than the material weakness communication above, there were no other “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Hein & Associates LLP with a copy of the Form 8-K, as filed with the SEC on April 16, 2014, and requested that Hein & Associates LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated April 16, 2014, indicating that Hein & Associates LLP is in agreement with such disclosures, was filed as Exhibit 16.1 to the Company’s Form 8-K.

On April 10, 2014, the Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP as the Company’s independent registered public accountant. In deciding to select engaged Grant Thornton LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with engaged Grant Thornton LLP and concluded that Grant Thornton LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ended June 30, 2014. During the Company’s two most recent fiscal years and the subsequent interim periods through April 10, 2014, the Company did not consult engaged Grant Thornton LLP with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

The Board of Directors and its Audit Committee recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of Grant Thornton LLP as the auditors who will continue to audit financial statements and perform other approved services for the year ending June 30, 2015 or until the Audit Committee and Board of Directors, in its discretion, replaces them.

An affirmative vote of the plurality of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification. Whether the proposal is ratified or defeated, the Board of Directors may reconsider, at its discretion, its selection of Grant Thornton LLP. Representatives of Grant Thornton LLP are not expected to be present at the Annual Meeting.

Audit Fees of Hein & Associates LLP

The following table sets forth the aggregate fees billed to us by Hein & Associates LLP for the fiscal years ended June 30, 2014 and 2013:

	2014	2013
Audit fees (1)	$32,036	$190,000
Audit-related fees	4,097	18,033
Tax fees (2)	—	20,250
All other fees (3)	75,981	101,607
Total audit and non-audit fees	$112,114	$329,890

(1)                       Includes fees for professional services rendered for the audit of our annual financial statements and review of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first two quarters of fiscal 2014.

(2)                       Includes fees billed for professional services rendered, in connection with tax compliance (including U.S. federal and state returns) and tax consulting.

(3)                       Includes fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services.

Audit Fees of Grant Thornton LLP

The Audit Committee reviews and determines whether specific projects or expenditures with our independent registered public accounting firm (auditor), Grant Thornton LLP potentially affect their independence. The Audit Committee’s policy requires that all services the Company’s independent registered public accounting firm (auditor) may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. Any approval will be reported to the Audit Committee at its next scheduled meeting.

The following table sets forth the aggregate fees billed to us by Grant Thornton LLP for the year ended June 30, 2014. Grant Thornton LLP did not render any services during the fiscal year ended June 30, 2013:

2014
Audit fees (1)	$517,654
Audit-related fees	—
Tax fees	—
All other fees (2)	116,694
Total audit and non-audit fees	$634,348

(1)                       Includes fees for professional services rendered for the audit of our annual financial statements and review of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the third quarter of fiscal 2014.

(2)                       Includes fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services..

All Other Fees

During fiscal year ended June 30, 2014, there were no other fees billed for services rendered by Grant Thornton LLP other than the services described above.

The Board of Directors has considered whether the provision of the services covered in this section is compatible with maintaining Grant Thornton LLP’s independence and believes that it is.

Required Shareholder Vote

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the

Annual Meeting. If the shareholders should not ratify the appointment of Grant Thornton LLP, the Board will reconsider the appointment.

Recommendation of the Board of Directors for Ratification of Accounting Firm Appointment

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2015.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 3. BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 3.

[Proxy Statement Continues on Following Page]

SHAREHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals intended to be presented at the 2015 Annual Meeting of the Shareholders of the Company must be received by the Company in writing on or before July 1, 2015, to be eligible for inclusion in the Company’s proxy materials relating to the 2015 Annual Meeting of Shareholders. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the Company’s 2015 proxy statement will have discretionary authority to vote on any shareholder proposal that is considered at the 2015 Annual Meeting of Shareholders, but not received on or prior to the deadline described above.

Proposals must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations, and our bylaws, committee charters, and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements. All shareholder proposals should be sent via certified mail, return receipt requested, and addressed to the Chief Executive Officer, ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724.

ABSENCE OF APPRAISAL RIGHTS

Under the Utah Revised Business Corporation Act, holders of ARC’s Common Stock will not have any appraisal or dissenters’ rights as a result of the transactions described in this Proxy Statement.

AVAILABILITY OF REPORTS ON FORM 10-K

Upon written request, we will provide, without charge, a copy of our 2014 Form 10-K or other SEC filings to any shareholder of record, or to any shareholder who owns Common Stock listed in the name of a bank or broker as nominee, at the close of business on November 26, 2014. Any request for a copy of our 2014 Form 10-K or other SEC filings should be mailed to ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. As a result, shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, shareholders who own the Company’s Common Stock through certain brokerage firms, banks and other entities should be aware that they may only receive one copy from such entities. The Company will, upon request, deliver without charge a separate copy of the Company’s Annual Report on Form 10-K and/or this Proxy Statement, as may be requested, to any shareholder by contacting: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company is currently subject to the information requirements of the Exchange Act and files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 Washington, D.C. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public over the Internet at the SEC’s Website at http://www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement or in any other subsequently filed document.

Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC. Our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2014, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules. This Proxy Statement incorporates by reference our Annual Report on Form 10-K, as amended, for the year ended June 30, 2014, that we have previously filed with the SEC. The Form 10-K contains important information about the Company and its financial condition. This Proxy Statement also incorporates by reference the financial statements that are contained in our Annual Report on Form 10-K, as amended, for the year ended June 30, 2014, that we have previously filed with the SEC:

•                  our audited Consolidated Balance Sheet as of June 30, 2014 and June 30, 2013;

•                  our audited Consolidated Statements of Income for the years ended June 30, 2014 and June 30, 2013;

•                  our audited Consolidated Statements of Cash Flows for the years ended June 30, 2014 and June 30, 2013; and

•                  the Notes to our audited Consolidated Financial Statements, in each case that are contained in our Annual Report on Form 10-K for the year ended June 30, 2014.

We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this Proxy Statement and the date of the Annual Meeting.

We will provide, without charge, upon the written or oral request of any person to whom this Proxy Statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this Proxy Statement. You may obtain a copy of these documents and any amendments thereto by written request addressed to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

These documents are also included in our SEC filings, which you can access electronically at the SEC website located at http://www.sec.gov.

This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated: November 10, 2014	Jason T. Young
President and Chief Executive Officer

* * * * *

APPENDIX A

ARC GROUP WORLDWIDE, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN

1.             ESTABLISHMENT OF PLAN; PURPOSE.

1.1          Establishment. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this ARC GROUP WORLDWIDE, INC. 2015 Employee Stock Purchase Plan (the “Plan”). The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

1.2          Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Company and its Participating Subsidiaries and by motivating such persons to contribute to the growth and profitability of the Company and its Participating Subsidiaries. The Plan provides Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock.

2.             DEFINITIONS.

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $0.0005 per share.

“Company” means ARC GROUP WORLDWIDE, INC., a Utah corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

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“Eligible Employee” means an Employee who is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date:

(a) If the Stock is then listed on a national or regional securities exchange or market system or is regularly quoted by a recognized securities dealer, the closing sale price of a share of Common Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the NASDAQ Capital Market or such other national or regional securities exchange or market system constituting the primary market for the Common Stock, or by such recognized securities dealer, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system or has been quoted by such securities dealer, the date on which the Fair Market Value is established shall be the last day on which the Common Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Board, in its discretion.

(b) If, on the relevant date, the Common Stock is not then listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Common Stock shall be as determined in good faith by the Board.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six months beginning on or about each January 1st and July 1st of each year, respectively; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this ARC GROUP WORLDWIDE, INC. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is

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held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.             ADMINISTRATION.  The Plan will be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.             ELIGIBILITY.  Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted), for each calendar year in which such option is outstanding at any time.

5.             OFFERING PERIODS.  The Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6.             PARTICIPATION.

6.1          Enrollment; Payroll Deductions.  An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to not less than 1%, but not more than 5% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2          Election Changes.  During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the start of the next Offering Period.

6.3          Automatic Re-enrollment.  The deduction rate selected in the Enrollment Form shall remain in effect

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for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7.             GRANT OF OPTION.  On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; subject to the limitations set forth in Section 4 and Section 13 of the Plan and adjustment in accordance with Section 18.

8.             EXERCISE OF OPTION/PURCHASE OF SHARES. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9.             TRANSFER OF SHARES.  As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9. After purchase and delivery of the shares of Common Stock, the Participant may not sell or transfer such shares acquired until the lapse of 6 months from the respective Purchase Date.

10.          WITHDRAWAL

10.1        Withdrawal Procedure.  A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2        Effect on Succeeding Offering Periods.  A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11.          TERMINATION OF EMPLOYMENT; CHANGE IN EMPLOYMENT STATUS.  Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12.          INTEREST.  No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

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13.          SHARES RESERVED FOR PLAN.

13.1        Number of Shares. A total of 750,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

13.2        Over-subscribed Offerings.  The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.          TRANSFERABILITY.  No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15.          APPLICATION OF FUNDS.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.          STATEMENTS.  Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17.          DESIGNATION OF BENEFICIARY.  A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18.          ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; DISSOLUTION OR LIQUIDATION; CORPORATE TRANSACTIONS.

18.1        Adjustments  In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2        Dissolution or Liquidation  Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

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18.3        Corporate Transaction  In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.          GENERAL PROVISIONS.

19.1        Equal Rights and Privileges.  Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2        No Right to Continued Service.  Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3        Rights as Shareholder.  A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4        Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5        Entire Plan.  This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6        Compliance with Law.  The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7        Notice of Disqualifying Dispositions.  Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8        Term of Plan.  The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten years.

19.9        Amendment or Termination.  The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10      Applicable Law.  The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11      Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

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19.12      Section 423.  The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.13      Withholding.  To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14      Severability.  If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15      Headings.  The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

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